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                                                                   EXHIBIT 10.46

              AMENDMENT TO OPTION AGREEMENT RE OPTION CLOSING DATE

        This AMENDMENT TO OPTION AGREEMENT RE OPTION CLOSING DATE dated January 31, 2001 (the "Amendment") is made in reference to that certain Option Agreement dated May 15, 1999, as amended (herein collectively the "Option Agreement"), by and between Robert S. Cope and Elizabeth Cope, husband and wife, and the Cope Family Trust dated September 12, 1972 (the "Trust") and Robert S. Cope in his capacity as Trustee of the Trust (herein individually and collectively "Cope"), on the one hand and Corey M. Patick, an individual, and/or his designee or assignee (herein collectively "Patick"), on the other hand.

                                 R E C I T A L S

        WHEREAS, the Option Agreement, Section 5, presently provides for the Option Closing to be held on or before January 31, 2001, and the parties (for consideration received which the parties hereby acknowledge and agree is adequate and sufficient for such purposes) mutually desire and intend and hereby do agree to extend such Option Closing to the date provided for herein below (referred to herein as the "Option Closing Date");

        WHEREAS, the parties have memorialized their understandings and agreement regarding the extended Option Closing Date and as otherwise expressly provided for in this Amendment;

                                A G R E E M E N T

        NOW, THEREFORE, the undersigned parties intending to be legally bound and obligated thereby, in consideration of the premises and otherwise, do hereby agree as follows:

        1. Recitals. The Recitals set forth above are hereby incorporated into and made a part of this Amendment.

        2. Option Closing Date. The Option Closing Date provided for and/or referred to in Section 5 and elsewhere in the Agreement is hereby extended to the earlier of (1) Monday, April 16, 2001 or (1) twenty (20) days following (provided that such date falls on a business day and, if not, on the next succeeding business day) the date upon which Cope and/or the Company provide Patick with the last of the "due diligence" items and information


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referred to on the Schedule attached hereto and incorporated herein as Exhibit
A.

        3. 2000 Year-End Financial Statements. Sections 10(B) and (C) and 11(F) of the Agreement are hereby amended to include the Company's 2000 year-end financial statements [except for delivery to Patick of the accountant's (reliance authorization) letter covering such (unaudited) financial statements as otherwise provided for in Section 11(F)]. At the Company's election, in its sole discretion and judgment, such 2000 year-end financial statements may be unaudited so as to expedite the Option Closing Date (as provided for in Exhibit A hereto).

        4. Continuation of Option Agreement. This Amendment is pursuant to and in accordance with Section 21 of the Agreement. Defined terms used in the Agreement, and appearing herein, are hereby adopted for purposes of this Amendment. Except as expressly provided for in this Amendment, all terms and conditions of the Option Agreement remain unchanged, in full force and effect and operative and binding on the parties as provided for in the Option Agreement.

        IN WITNESS WHEREOF, the parties thereunto duly authorized have executed this Agreement in Pomona, California effective as of the date first set forth above.



                                       ("Cope")


                                       -----------------------------------------
                                       Robert S. Cope

                                       -----------------------------------------
                                       Elizabeth Cope

                                       THE COPE FAMILY TRUST



                                       By
                                          --------------------------------------
                                          Robert S. Cope, Trustee


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                                          ("Patick")



                                       -----------------------------------------
                                       Corey M. Patick

ACKNOWLEDGED AND AGREED


AUTO-GRAPHICS, INC.
(the "Company")





By
   -----------------------------------------
   Michael S. Skiles, President


By
   -----------------------------------------
   Daniel L. Luebben, Secretary




cc:  Daniel H. Luciano, Esq.
     Bill D. Ringer, Esq.
     Robert H. Bretz, Esq.


ACKNOWLEDGED

ROBERT H. BRETZ, AS
THE ESCROW HOLDER
UNDER THAT CERTAIN ESCROW LETTER
AGREEMENT March 23, 2000



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By
   -----------------------------------------
   Robert H. Bretz, Esq.

                                    SCHEDULE

1.      2000 Year-End Financial Statements (Unaudited);

2.      2001 Business Plan; and

3. Forecasts (including assumptions) by product group for 2001, 2002 and 2003, including cash flow and bank covenant compliance projections.


                                    EXHIBIT A


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                                       By
                                         --------------------------------------
                                         Robert S. Cope, President